                                                                    Exhibit 10.1

SECOND AMENDMENT AND WAIVER dated as of November 12, 1999 to the LOAN AGREEMENT dated as of December 30, 1998 as amended by the First Amendment and Waiver dated as of June 10, 1999 (as may be further amended, supplemented or modified from time to time in accordance with its terms, the "Loan Agreement") by and among DEL LABORATORIES, INC. a Delaware corporation (the "Borrower"), DEL PHARMACEUTICALS, INC. a Delaware corporation (a "Guarantor") and THE CHASE MANHATTAN BANK (the "Bank").

WHEREAS, by an Agreement dated as of the 8th day of July, 1999 among Parfums Schiaparelli, Inc., a New York corporation ("Parfums"), Royce & Rader, Inc., a Delaware corporation ("Royce"), 565 Broad Hollow Realty Corp., a New York corporation ("Broad Hollow") and the Bank, each of Parfums, Royce and Broad Hollow agreed (i) to become a Guarantor and (ii) to become a party to, and be bound by the provisions of, the Loan Agreement; and

WHEREAS, the Borrower and the Guarantors have requested and the Bank hereby agrees, subject to the terms and conditions of this SECOND AMENDMENT AND WAIVER, to waive compliance with and amend certain provisions of the Loan Agreement as hereinafter set forth effective as of the date hereof;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.       WAIVER OF ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (a) MINIMUM CONSOLIDATED TANGIBLE NET WORTH.

         Compliance with Section 5.03 (a) of the Loan Agreement is hereby waived for the fiscal nine month period ended September 30, 1999 to permit the Consolidated Tangible Net Worth to fall below $35,000,000, provided, however, Consolidated Tangible Net Worth was not less than $33,420,000 at any time during such fiscal period.

2.       WAIVER OF ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (c) CONSOLIDATED LEVERAGE RATIO.

         Compliance with Section 5.03 (c) of the Loan Agreement is hereby waived for the fiscal nine month period ended September 30, 1999 to permit the Consolidated Leverage Ratio to exceed 3.50 to 1.00, provided, however, such ratio was not greater than 3.97 to 1.00 at any time during such fiscal period.

3.       WAIVER OF ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (d) CONSOLIDATED INTEREST COVERAGE RATIO.

         Compliance with Section 5.03 (d) of the Loan Agreement is hereby waived for the fiscal nine month period ended September 30, 1999 to permit the Consolidated Interest Coverage ratio to fall below 1.75 to 1.00, provided, however, such ratio was not less than -0.27 to 1.00 at any time during such fiscal period.
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                                      -2-



4.       WAIVER OF ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (e) CONSOLIDATED FIXED CHARGE RATIO.

         Compliance with Section 5.03 (e) of the Loan Agreement is hereby waived for the fiscal nine month period ended September 30, 1999 to permit the Consolidated Fixed Charge Ratio to fall below 0.20 to 1.00, provided, however, such ratio was not less than -0.74 to 1.00 at any time during such fiscal period.

5.       WAIVER OF ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (f) DEBT TO EBITDA RATIO.

         Compliance with Section 5.03 (f) of the Loan Agreement is hereby waived for the fiscal nine month period ended September 30, 1999 to permit the Debt to EBITDA Ratio to exceed 3.75 to 1.00, provided, however, such ratio was not greater than 13.73 to 1.00 at any time during such fiscal period.

6. AMENDMENT TO ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS. SECTION 1.01. CERTAIN DEFINED TERMS.

         (i) The definition of the term "Maturity Date" is hereby amended by deleting the date "December 30, 2002" and by substituting therefor the date "October 1, 2001".

         (ii) Section 1.01 is hereby additionally amended by deleting the following terms: "Applicable Margin", "Consolidated Funded Debt (Applicable Margin)", and Debt to EBITDA Ratio (Applicable Margin)".

7. AMENDMENT TO ARTICLE II. AMOUNT AND TERMS OF THE LOANS. SECTION 2.01. THE REVOLVING CREDIT LOANS.

         Section 2.01 (a) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

              "(a) The Bank agrees, on the date of this Agreement, on the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth in this Agreement, to lend to the Borrower prior to the Maturity Date such amounts as the Borrower may request from time to time (individually, a Revolving Credit Loan" or collectively, the "Revolving Credit Loans"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans outstanding at any time shall not exceed (i) from the date of this Agreement through March 31, 2001, TWENTY MILLION ($20,000,000) DOLLARS and (ii) from April 1, 2001 until the Maturity Date, TWELVE MILLION ($12,000,000) DOLLARS (the "Commitment"), or such lesser amount of the Commitment as may be reduced pursuant to Section 2.08 hereof."

8. AMENDMENT TO ARTICLE II. AMOUNT AND TERMS OF THE LOANS. SECTION 2.04. PAYMENT OF INTEREST ON THE REVOLVING CREDIT NOTE.

         (i) Section 2.04 (a) of the Loan Agreement is hereby amended by deleting the first sentence thereof and by substituting therefor the following:

                      "In the case of an Alternate Base Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate PLUS 3/4 of 1%."

         (ii) Section 2.04 (b) of the Loan Agreement is hereby amended by deleting the first sentence thereof and by substituting therefor the following:

                      "In the case of a Eurodollar Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted LIBOR Rate PLUS 2.75%."

9. AMENDMENT TO ARTICLE II. AMOUNT AND TERMS OF THE LOANS. SECTION 2.05. APPLICABLE MARGIN.

         Section 2.05 of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor, "Intentionally Omitted".

10. AMENDMENT TO ARTICLE II. AMOUNT AND TERMS OF THE LOANS. SECTION 2.07. COMMITMENT FEE.

         Section 2.07 of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                  "COMMITMENT FEE. The Borrower agrees to pay to the Bank from the date hereof and for as long as the Commitment remains outstanding, on the last Business Day of each calendar quarter, a commitment fee equal to 1/2 of 1% per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) on the average daily unused amount of the Commitment, such commitment fee being payable for the calendar quarter, or part thereof, preceding the payment date.

11.      AMENDMENT TO ARTICLE II. AMOUNT AND TERMS OF THE LOANS.

         Article II of the Loan Agreement is hereby amended by the addition of a new Section 2.22 as follows:

              "Section 2.22. MANDATORY REPAYMENT OF REVOLVING CREDIT LOANS. At any time that the aggregate amount of Revolving Credit Loans outstanding exceeds the Commitment, the Borrower shall, subject to the provisions of Section 2.10 of the Loan Agreement, immediately repay so much of the Revolving Credit Loans as shall exceed the Commitment."

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                                      -4-



12.      AMENDMENT TO ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.02. NEGATIVE COVENANTS. (l) LOSSES.

         Section 5.02 (l) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                "LOSSES. Incur a net loss for any fiscal year, provided, however, the Borrower may incur a consolidated net loss in an amount not to exceed $3,987,000 for its fiscal year ending December 31, 1999."

13.      AMENDMENT TO ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (a) MINIMUM CONSOLIDATED TANGIBLE NET WORTH.

         Section 5.03 (a) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                "(a) MINIMUM CONSOLIDATED TANGIBLE NET WORTH The Borrower will maintain at all times Consolidated Net Worth (tested quarterly) of not less than (i) from September 30, 1999 until December 30, 1999, $33,420,000 (ii) beginning on December 31, 1999 through December 30, 2000, $33,684,000 and (iii) on December 31, 2000 and thereafter, $38,909,000."

14.      AMENDMENT TO ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (b) CONSOLIDATED CAPITAL EXPENDITURES.

         Section 5.03 (b) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                "(b) CONSOLIDATED CAPITAL EXPENDITURES The Borrower will not make Consolidated Capital Expenditures, in the aggregate, during any four (4) consecutive fiscal quarters of the Borrower in excess of (i) $10,350,000 for the period of four fiscal quarters ending December 31, 1999, (ii) $12,300,000 during the period of four fiscal quarters ending March 31, 2000, June 30, 2000 and September 30, 2000 and (iii) $8,000,000 during any period of four fiscal quarters thereafter."

15.      AMENDMENT TO ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (c) CONSOLIDATED LEVERAGE RATIO.

         Section 5.03 (c) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                "(c) CONSOLIDATED LEVERAGE RATIO The Borrower will maintain at all times a Consolidated Leverage Ratio (tested quarterly) of not greater than (i) from September 30, 1999 through September 29, 2000, 4.05 to 1.00, (ii) from September 30, 2000 through December 30, 2000, 3.70 to 1.00 and (ii) from December 31, 2000 and thereafter, 3.49 to 1.00."

16.      AMENDMENT TO ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (d) CONSOLIDATED INTEREST COVERAGE RATIO.

         Section 5.03 (d) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                "(d) CONSOLIDATED INTEREST COVERAGE RATIO. The Borrower will maintain at all times a Consolidated Interest Coverage Ratio of not less than (i) from September 30, 1999 through December 30, 1999, -0.27 to 1.00, (ii) from December 31, 1999 through March 30, 2000, -0.49 to 1.00, (iii) from
                      March 31, 2000 through June 29, 2000, -0.42 to 1.00, (iv)
                      from June 30, 2000 through September 29, 2000, -0.36 to 1.00, (v) from September 30, 2000 through December 30, 2000, 1.13 to 1.00 and (vi) from December 31, 2000 and thereafter, 1.80 to 1.00."

17.      AMENDMENT TO ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (e) CONSOLIDATED FIXED CHARGE RATIO.

         Section 5.03 (e) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                "(e) CONSOLIDATED FIXED CHARGE RATIO. The Borrower will maintain at all times a Consolidated Fixed Charge Ratio of not less than (i) from September 30, 1999 through December 30, 1999, -0.74 to 1.00, (ii) from December 31, 1999 through March 30, 2000, -0.44 to 1.00, (iii) from March 31, 2000 through June 29, 2000, -0.21 to 1.00, (iv) from
                      June 30, 2000 through September 29, 2000, -0.03 to 1.00,
                      (iv) from September 30, 2000 through December 30, 2000,
                      0.58 to 1.00, (v) from December 31, 2000 through March 30, 2001, 0.76 to 1.00 and (vi) from March 31, 2001 and thereafter, 1.25 to 1.00."

18.      AMENDMENT TO ARTICLE V. COVENANTS OF THE BORROWER AND THE GUARANTOR.
         SECTION 5.03. FINANCIAL REQUIREMENTS. (f) DEBT TO EBITDA RATIO.

         Section 5.03 (f) of the Loan Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

                "(f) DEBT TO EBITDA RATIO. The Borrower will maintain at all times a Debt to EBITDA Ratio of not greater than (i) from September 30, 1999 through December 30, 1999, 13.73 to 1.00, (ii) from December 31, 1999 through March 30, 2000,
                      11.46 to 1.00, (iii) from March 31, 2000 through June 29, 2000, 9.73 to 1.00, (iv) from June 30, 2000 through
                      September 29, 2000, 9.39 to 1.00, (iv) from September 30, 2000 through December 30, 2000, 4.18 to 1.00, (v) from
                      December 31, 2000 through March 30, 2001, 3.78 to 1.00 and
                      (vii) from March 31, 2001 and thereafter, 3.25 to 1.00."

19. ADDITIONAL AMENDMENTS AND COVENANTS BINDING ON THE BORROWER AND THE GUARANTORS.

         (a)    Notwithstanding anything to the contrary contained in Section
                5.02 (d) of the Loan Agreement, the Borrower and the Guarantors each agree that during the period from the date of this SECOND AMENDMENT AND WAIVER through the Maturity Date, none of them shall, nor will any of them permit any Subsidiary to make, or engage in, any Permitted Acquisition.

         (b)    Notwithstanding anything to the contrary contained in Section
                5.02 (f) of the Loan Agreement, the Borrower and the Guarantors each agree that during the period from the date of this SECOND AMENDMENT AND WAIVER through the Maturity Date, none of them shall, nor will any of them permit any Subsidiary to make any loans or advances to employees of the Borrower, any Guarantor or any Subsidiary in excess of the sum of (i) $100,000 at any time outstanding plus (ii) the amount of such loans and advances in existence as of the date of this SECOND AMENDMENT AND WAIVER and any repayments of existing loans and advances subsequently received by the Borrower, any Guarantor or any Subsidiary shall not be re-advanced.

         (c)    Notwithstanding anything to the contrary contained in Section
                5.02 (e) of the Loan Agreement, the Borrower and the Guarantors each agree that during the period from the date of this SECOND AMENDMENT AND WAIVER through the Maturity Date, any net cash proceeds received pursuant to the sale of assets permitted pursuant to Section 5.02 (e) (iv) shall be utilized by the Borrower to repay Revolving Credit Loans.

         (d)    Notwithstanding anything to the contrary contained in Section
                5.02 (n) of the Loan Agreement, the Borrower and the Guarantors each agree that during the period from the date of this SECOND AMENDMENT AND WAIVER through the Maturity Date, it shall not (i) declare or pay any cash dividends on its capital stock including, without limitation in the context of Permitted Dividends and (ii) make any repurchase of its common stock including, without limitation, in the context of Permitted Stock Repurchases, provided, however, the Borrower may make Permitted Stock Repurchases pursuant to Section 5.02 (n) (ii) and (iii) of the Loan Agreement.

This SECOND AMENDMENT AND WAIVER shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

All capitalized terms not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

Except as expressly amended and waived hereby, the Loan Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect. The Loan Agreement and all other Loan Documents executed in connection therewith, as previously amended and as amended hereby, are in all respects ratified and confirmed. Nothing herein shall be read or construed as an amendment, modification or waiver of any provision of the Loan Agreement or any other Loan Document, including, without limitation, any provision of Article

VI of the Loan Agreement, except as expressly provided for herein and nothing contained herein shall be read or construed as a waiver or estoppel (except for the waivers contained herein) of any rights or remedies which the Bank may have under the Loan Agreement or any other Loan Document, in law or in equity, whether arising out of the transactions described herein or otherwise.

The Borrower and the Guarantor hereby represent and warrant that, after giving effect to this SECOND AMENDMENT AND WAIVER, (i) all of the representations and warranties made by the Borrower or the Guarantors in the Agreement and in the other Loan Documents shall be deemed restated and are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of such date (ii) no Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default exists under the Loan Agreement or any documents relating thereto, (iii) there are no defenses or offsets to the Borrower or any Guarantors' obligations under the Loan Agreement, the Note or any other Loan Documents or any other agreements in favor of the Bank referred to in the Loan Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived and (iv) the outstanding aggregate principal of the Loans as evidenced by the Note is $20,000,000.

This SECOND AMENDMENT AND WAIVER may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one SECOND AMENDMENT AND WAIVER. This SECOND AMENDMENT AND WAIVER shall become effective when the Bank shall have (i) received payment of a fee in the amount of $50,000 in consideration of its granting of this SECOND AMENDMENT AND WAIVER, (ii) received for its satisfactory review, a copy of the Borrower's compliance certificate for the fiscal quarter ended September 30, 1999 to be submitted to the holders of the Senior Notes and
(iii) received counterparts of this SECOND AMENDMENT AND WAIVER duly executed by an authorized signer of each of the parties hereto.

IN WITNESS WHEREOF, the Company, the Guarantors and the Bank have caused this SECOND AMENDMENT AND WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.


DEL LABORATORIES, INC.                      DEL PHARMACEUTICALS, INC.


By: /s/ Enzo Vialardi                        By: /s/ Enzo Vialardi
    -------------------------------             ------------------------------
Title: Executive Vice President and         Title: Executive Vice President and
       Chief Financial Officer                     Chief Financial Officer


ROYCE & RADER, INC.                         565 BROAD HOLLOW REALTY CORP.


By: /s/ Enzo Vialardi                        By: /s/ Enzo Vialardi
    -------------------------------             -------------------------------
Name:  Enzo Vialardi                        Name:  Enzo Vialardi
Title: Executive Vice President and         Title: Executive Vice President and
       Chief Financial Officer                     Chief Financial Officer


PARFUMS SCHIAPARELLI, INC.


By: /s/ Enzo Vialardi
    -------------------------------
Name:  Enzo Vialardi
Title: Executive Vice President and
       Chief Financial Officer


THE CHASE MANHATTAN BANK


By: /s/ Christopher Zimmerman
    -------------------------------
Title: Vice President